UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2024

Aeries Technology, Inc. (f/k/a Worldwide Webb Acquisition Corp.)

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

60 Paya Lebar Road, #08-13 Paya Lebar Square Singapore	409051
(Address of principal executive offices)	(Zip Code)

(919) 228-6404

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	AERT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AERTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On February 1, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Aeries Technology, Inc. (f/k/a Worldwide Webb Acquisition Corp., the “Company”) approved the dismissal of, and dismissed, Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective as of February 1, 2024. Marcum was the independent registered public accounting firm prior to the Company’s business combination (the “Business Combination”) with Aark Singapore Pte. Ltd., a Singapore private company (“AARK”). As described below, the change in independent registered public accounting firm is not the result of any disagreement with Marcum.

Marcum’s report on the Company’s financial statements as of December 31, 2022 and 2021 (as restated), for the period from March 5, 2021 (inception) through December 31, 2021 (as restated) and for the year ended December 31, 2022 (the “Financial Statements”) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except that the report of Marcum on the Financial Statements contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as its cash and working capital as of December 31, 2022 and 2021 were not sufficient to complete its planned activities for a reasonable period of time.

During the period from March 5, 2021 (inception) through December 31, 2021, for the year ended December 31, 2022 and the subsequent interim period through the date of this Current Report on Form 8-K, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of such disagreements in their reports on the Company’s consolidated financial statements for such fiscal periods.

During the period from March 5, 2021 (inception) through December 31, 2021, for the year ended December 31, 2022 and the subsequent interim period through the date of this Current Report, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as set forth below. As previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”), the Company concluded that its internal control over financial reporting was not effective as of December 31, 2022 and 2021 due to a certain material weakness. In the Annual Report, the Company disclosed the existence of a material weakness in internal control over financial reporting related to the process of recording accruals.

The subject matters of the foregoing reportable events were discussed by the Audit Committee with Marcum and Marcum agreed with management’s position with respect thereto. The Company provided Marcum with a copy of this Current Report before it was filed and requested that Marcum furnish a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the statements made herein. A copy of Marcum’s letter dated February 6, 2024 is attached hereto as Exhibit 16.1.

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(b)	Appointment of New Independent Registered Public Accounting Firm

On February 1, 2024, the Audit Committee appointed KNAV CPA LLP (“KNAV”) as the successor independent registered public accounting firm. KNAV served as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024, effective immediately.

KNAV served as the independent registered public accounting firm of AARK before and following the Business Combination. During the period from March 5, 2021 (inception) through December 31, 2021, for the year ended December 31, 2022 and the subsequent interim period through the date of this Current Report, neither the Company nor anyone on its behalf consulted KNAV regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the Restatement described below.

As previously disclosed in the Company’s Current Report on Form 8-K filed on December 13, 2023, the Company’s management and the Audit Committee concluded that it was appropriate to restate (the “Restatement”) each of: (i) the audited carve-out consolidated financial statements of AARK as of and for the years ended March 31, 2023 and March 31, 2022, (ii) the unaudited condensed carve-out consolidated financial statements of AARK, as of and for the three months ended June 30, 3023, (iii) unaudited condensed carve-out consolidated financial statements of AARK as of and for the six months ended September 30, 2023, (iv) the unaudited pro forma condensed combined financial information of the Company as of and for the six months ended September 30, 2023 and for the year ended December 31, 2022 and March 31, 2023 and (v) the unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2023 and the year ended December 31, 2022 (collectively, the “Restated Financial Statements and Information”). The Company included the Restated Financial Statements and Information as exhibits to Amendment No. 2 to Current Report on Form 8-K on December 13, 2023. The purpose of the Restatement was to correct the misreporting of basic and diluted earnings per share and number of issued and paid-up common stock. The Company concluded that the Restatement resulted from material weaknesses in internal control over financial reporting that are primarily attributable to improper segregation of duties, inadequate processes for timely recording of significant events and material transactions and inadequate design and implementation of information and communication policies and procedures and monitoring activities.

The Company’s management and the Audit Committee discussed the Restatement with KNAV. KNAV’s views with respect thereto are expressed in its audit opinion on the audited carve-out consolidated financial statements of AARK as of and for the years ended March 31, 2023 and 2022, which audit opinion was not qualified or modified as to uncertainty, audit scope, or accounting principle. Such audit opinion is incorporated by reference to Exhibit 99.1 hereto. In addition, the Company’s management and the Audit Committee informed Marcum of the Restatement and the material weaknesses described above but did not consult with Marcum, and Marcum did not provide any views with respect to these matters.

The Company provided KNAV with a copy of this Current Report before it was filed and provided KNAV the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company. KNAV informed the Company that it agreed with the statements made by the Company in this Item 4.01 and does not have any new information or clarification to provide.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter of Marcum LLP, dated February 6, 2024. (filed herewith)

99.1	Report of Independent Registered Public Accounting Firm and audited carve-out consolidated financial statements of AARK as of and for the years ended March 31, 2023 and 2022 (incorporated by reference to Exhibit 99.3 to the Company’s Amendment No. 2 to Current Report on Form 8-K filed on December 13, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2024
AERIES TECHNOLOGY, INC.
A Cayman Islands exempted company

	By:	/s/ Rajeev Nair
	Name:	Rajeev Nair
	Title:	Chief Financial Officer

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